Business Combination	12 Months Ended
Dec. 31, 2022
Business Combination
Note 4. Business Combinations
2022 Acquisitions
Aicel Acquisition
On July 29, 2022, the Company acquired all of the outstanding stock of Seoul, South Korea-based Aicel Technologies (“Aicel”), an
AI-driven
enterprise SaaS company that delivers market intelligence and data insights. The acquisition consideration of $8,678 consisted of 723,684 common shares of Old FiscalNote that were then exchanged into 859,016 Class A common shares of New FiscalNote pursuant to the Exchange Ratio and contingent consideration. Pursuant to the terms of the acquisition agreement, certain of the sellers of Aicel are eligible for additional contingent consideration of 12,491 shares of the Company’s Class A common stock. The Company incurred expenses of approximately $300 in connection with the transaction, of which approximately $96 was recognized during the year ended December 31, 2021. The acquisition date fair value of the consideration transferred for Aicel consisted of the following:

Fair value of Class A common stock	$8,590
Fair value of contingent consideration	88

Total	$8,678

The fair value of the Class A common stock issued was estimated based on the fair value of the Company’s common stock on the date of the acquisition. The fair value of the contingent consideration is estimated based on the expected future cash flows and revenues along with the fair value of the Company’s Class A common stock on the date of acquisition.
The contingent consideration consists of shares of the Company’s Class A common stock and is scheduled to be delivered within eighteen months upon achievement of certain revenue targets pursuant to the terms of the prevailing purchase agreement. The contingent consideration is payable to certain selling shareholders and contains no future service conditions. The fair value of the contingent consideration was recorded as equity as the number of shares that ultimately may be issued upon achievement of the revenue targets is fixed. Classification as equity requires fair value measurement initially and there are no subsequent re-measurements.
Settlement of equity-classified contingent consideration is accounted for within equity.
The acquisition also includes contingent payments in the form of up to $300 in cash, 28,522 shares of the Company’s Class A common stock on a post-exchange basis and 24,833 of restricted stock upon achievement of certain revenue targets. The common stock, restricted stock and cash portions of the contingent payments will be paid within eighteen months upon achievement of certain revenue targets. The contingent payments are payable to certain employees, contingent on them remaining employed through the contingency payout date. The estimated fair value of the contingent payments on the date of acquisition is considered post-combination compensation expense and recognized based on management’s determination of the likelihood of the revenue targets being met. In the event that compensation expense is recognized and the revenue targets are not met, the previously recognized compensation expense is reversed. Post-combination compensation expense of $637 was recognized during the year ended December 31, 2022, $300 of which was accrued as a contingent liability and the remainder recorded as equity-based compensation. In December 2022, the $300 contingent liability was paid.
The following table summarizes the fair values of assets acquired and liabilities assumed as of the date of acquisition:

Cash and cash equivalents	$1,525
Current assets, net	447
Property and equipment, net	53
Equity method investment	45
Intangible assets	3,000
Deferred revenues	(602)
Other current liabilities	(453)
Debt	(1,131)

Total net assets acquired	2,884
Goodwill	5,794

Total purchase price	$8,678

The excess of the purchase price over the net tangible and intangible assets was recorded as goodwill, which is primarily attributed to the future economic benefits arising from other assets acquired and could not be individually identified and separately recognized including expected synergies and assembled workforce.
The following table sets forth the components of identified intangible assets acquired and their estimated useful lives as of the date of acquisition:

	Estimated Fair Value	Estimated Useful Life (Years)
Developed technology	$1,200	8
Database	750	8
Customer relationships	650	11
Tradename	400	7

Total intangible assets acquired	$3,000

The estimated fair values of the developed technology, database, customer relationships, and tradename were determined using the income approach. The approaches used to estimate the fair values use significant unobservable inputs including revenue and cash flow forecasts, customer attrition rates, and appropriate discount rates.
For federal income tax purposes, the Company plans to make a Section 338(g) election which would treat the transaction as an asset acquisition for federal income tax purposes which results in additional tax basis approximately equal to the fair value assigned at the acquisition date. The intangibles and goodwill are to be amortized over 15 years. Additionally, there were no significant deferred tax assets or liabilities identified as part of the transaction to be recorded on the acquisition date. The tax asset allocation will be finalized with the filing of the 2022 return.
DT-Global
Asset Acquisition
On September 30, 2022, the Company acquired certain assets of
DT-Global
Business Consulting, a Vienna, Austria subscription-based market intelligence company which provides in-depth
expertise and analysis for Central & Eastern Europe, Commonwealth of Independent States, and Middle East-Africa areas. The aggregate purchase price was $600, which included an upfront cash payment of $400 and purchase price holdbacks of $100, along with $100 of contingent consideration related to operational milestones.
The Company accounted for this acquisition as an asset purchase. In connection with the acquisition, the Company incurred direct transaction costs of approximately $43 which have been classified as costs of acquisition. The costs of acquisition are allocated to the acquired assets and assumed liabilities based on their fair values at the date of acquisition, and any excess is allocated to intangible assets. The costs of acquisition exceeded the fair value of net assets acquired by approximately $1,012. The Company allocated the $1,012 excess to the customer relationship intangible asset. The intangible asset will be amortized over 15 years. As of December 31, 2022, the contingent consideration was determined to be probable and reasonably estimable, the consideration of $52 was attributed to the customer relationship intangible asset with a corresponding liability of $52 recorded as part of Contingent Liabilities from Acquisitions on the consolidated balance sheets and a payment of the liability was made in January 2023.
For federal income tax purposes, the Company will obtain tax basis in the assets acquired equal to the purchase price, as adjusted and allocated, pursuant to IRC guidelines. The resulting intangible asset will be amortized over 15 years. As of December 31, 2022, the contingent consideration was not paid and will be excluded from federal tax asset allocation until paid.
2021 Acquisitions
During the year ended December 31, 2021 the Company acquired (a) The Oxford Analytica International Group Incorporated (“Oxford Analytica”), (b) Fireside 21, LLC (“Fireside”); (c) TimeBase Pty. Ltd. (“Timebase”); (d) Board.org, LLC (“Board.org”); (e) Equilibrium World Pte. Ltd. (“Equilibrium”); (f) Predata, Inc. (“Predata”), (g) Curate Solutions, Inc. (“Curate”), (h) Forge.ai, Inc. (“Forge”), and (i) FrontierView Strategy Group (“FrontierView”) (collectively the “2021 Acquisitions”). In connection with the 2021 Acquisitions, the Company incurred $1,418 in transaction costs in 2021. The Company financed these acquisitions through a combination of cash, debt, and equity financing including the issuance of seller notes and convertible notes, and the Company’s common stock. The operations of each acquisition have been included in the Company’s consolidated results of operations since the respective closing dates of each acquisition. The Company measures all assets acquired and liabilities assumed at their acquisition-date fair value. The purchase price allocation for the 2021 Acquisitions had been finalized as of December 31, 2021.
The following table summarizes the Company’s acquisitions by region for the periods presented:

2021
North America	6
Europe	1
Australia	1
Asia	1

Purchase Consideration for the 2021 Acquisitions
The fair value of the common stock issued was estimated based on the fair value of the Company’s common stock on the date of each acquisition. The fair value of the contingent consideration is estimated based on the expected future cash flows and revenues along with the fair value of the Company’s common stock on the date of acquisition. The table below summarizes the fair value of consideration transferred for the 2021 Acquisitions:

	Oxford Analytica	Fireside	Timebase	Board.org	Equilibrium	Predata	Curate	Forge	FrontierView	Total
Acquisition date:	2/12/2021	4/30/2021	5/7/2021	6/3/2021	6/25/2021	6/30/2021	8/27/2021	9/9/2021	11/19/2021
Cash	$3,850	$7,290	$2,241	$10,113	$833	$1,925	$1,120	$614	$18,107	$46,093
Fair value of common stock (a)	2,626	—	—	—	8,271	6,510	6,078	9,481	—	32,966
Fair value of seller notes	—	10,232	2,078	9,128	—	—	—	—	—	21,438
Fair value of contingent consideration (b)	—	—	—	—	—	196	1,206	1,700	—	3,102
Fair value of contributed interests (c)	—	—	—	—	315	—	—	—	—	315

Total	$6,476	$17,522	$4,319	$19,241	$9,419	$8,631	$8,404	$11,795	$18,107	$103,914

(a)
The Company transferred the following shares to certain of the sellers of the 2021 Acquisitions: (i) 968,172 for Oxford Analytica, (ii) 1,260,320 for Equilibrium, (iii) 991,804 for Predata, (iv) 677,483 for Curate, and (v) 1,056,703 for Forge, respectively.

(b)
Pursuant to the terms of the acquisition agreements, the sellers of certain of the 2021 Acquisitions were eligible for additional contingent consideration consisting of: (i) up to 333,660 shares for Curate, and (ii) 195,834 shares for Forge (all of which have been issued to the Forge employees at the closing, and are subject to clawback based on the earnout provisions), respectively.

(c)
The fair value of the contributed interests reflects the Company’s CEO contributing his previously held minority interest in Equilibrium to the Company which is reflected as a capital contribution to the Company.

Purchase Price Allocation for the 2021 Acquisitions
The excess of purchase consideration over the fair value of net tangible and intangible assets acquired was recorded as goodwill, which is primarily attributed to the future economic benefits arising from other assets acquired that could not be individually identified and separately recognized including expected synergies and assembled workforce, for which there is generally no basis for income tax purposes. The table below summarizes aggregated information regarding the fair values of the assets acquired and liabilities assumed as of the respective acquisition dates:

	Oxford Analytica	Fireside (a)	Timebase	Board.org (a)	Equilibrium	Predata	Curate	Forge	FrontierView (a)	Total
Cash	$207	$51	$315	$201	$149	$126	$595	$40	$783	$2,467
Accounts receivable	668	389	185	2,862	—	165	179	—	1,535	5,983
Other assets	274	—	85	229	13	258	20	90	289	1,258
Intangible assets	4,600	3,816	1,474	9,122	4,909	5,336	3,720	3,705	5,557	42,239
Accounts payable and accrued expenses	(1,052)	(136)	(220)	(208)	(58)	(245)	(173)	(316)	(1,034)	(3,442)
Deferred revenue	(2,340)	—	(360)	(4,411)	—	(95)	(301)	(281)	(2,173)	(9,961)
Other liabilities	(237)	—	—	(613)	—	(32)	—	—	—	(882)
Deferred tax liability	(441)	—	(475)	—	(835)	—	(609)	—	—	(2,360)

Total net assets acquired	1,679	4,120	1,004	7,182	4,178	5,513	3,431	3,238	4,957	35,302

Goodwill	4,797	13,402	3,315	12,059	5,241	3,118	4,973	8,557	13,150	68,612

Total purchase price	$6,476	$17,522	$4,319	$19,241	$9,419	$8,631	$8,404	$11,795	$18,107	$103,914

(a)
The acquired intangible assets and the goodwill (up to $13,430, $11,446, and $13,150 in connection with the Fireside, Board.org, and FrontierView acquisitions, respectively) will be deductible for U.S. federal income tax purposes.

Intangible assets from the 2021 Acquisitions
The estimated fair values of developed technology, customer relationships, databases, tradenames, and content library were determined using the income approach. The estimated fair value of the expert network was determined using a “with and without” analysis comparing expected revenues and cash flows with the expert network in place and those that would be expected if the expert network were not in place. The approach used to estimate the fair values use significant unobservable inputs including revenue and cash flow forecasts, customer attrition rates and appropriate discount rates. The following table sets forth the components of identifiable intangible assets acquired and liabilities assumed and their estimated useful lives as of the respective acquisition dates:

	Oxford Analytica	Fireside	Timebase	Board.org	Equilibrium	Predata	Curate	Forge	FrontierView	Total Estimated Fair Value	Estimated Useful Life (Years)
Developed technology	$—	$1,349	$537	$—	$4,909	$1,195	$623	$1,672	$1,972	$12,257	4-20
Customer relationships	750	2,314	937	8,855	—	3,477	1,828	2,033	2,754	22,948	3-15
Databases	—	—	—	—	—	—	1,269	—	—	1,269	15
Tradenames	926	153	—	267	—	664	—	—	239	2,249	3-20
Expert network	2,924	—	—	—	—	—	—	—	—	2,924	6
Content library	—	—	—	—	—	—	—	—	592	592	10

Total intangible assets acquired	$4,600	$3,816	$1,474	$9,122	$4,909	$5,336	$3,720	$3,705	$5,557	$42,239

Contingent Consideration for the 2021 Acquisitions
The contingent consideration consists of the Company’s common stock and restricted stock units and is generally scheduled to be delivered within one to three years upon achievement of certain revenue targets pursuant to the terms of the prevailing purchase agreements. The contingent consideration is payable to all selling shareholders in connection with the Curate and Forge acquisitions, and contains no future service conditions. The amount of fair value attributed to purchase consideration will be adjusted based on changes to the fair value of contingent consideration at each subsequent reporting period with changes being recorded through the consolidated statement of operations and comprehensive loss. The following table summarizes the contingent consideration as of the date of the 2021 Acquisitions, as of December 31, 2021 and as of December 31, 2022:

	Predata	Curate	Forge	Total
Fair value of contingent consideration on the respective acquisition dates	$196	$1,206	$1,700	$3,102
Changes to the fair value of contingent consideration	322	1,348	(1,236)	434

Fair value of contingent consideration as of December 31, 2021	518	2,554	464	3,536
Changes to the fair value of contingent consideration	—	(1,140)	(455)	(1,595)
Earned contingent consideration settled	—	(531)	—	(531)
Unearned contingent consideration reversal	(518)	—	(9)	(527)

Fair value of contingent consideration as of December 31, 2022	$—	$883	$—	$883

Contingent Compensation for the 2021 Acquisitions
Certain of the 2021 Acquisitions also included contingent compensation in the form of cash and/or the Company’s common stock. The contingent compensation is generally scheduled to be delivered in one to three years upon achievement of certain revenue targets per agreed upon terms. The contingent compensation payments are payable to certain employees, contingent on them remaining employed through the contingency payout date. The estimated fair value of the contingent compensation on the date of acquisition is considered post-combination compensation expense and recognized based on management’s determination of the likelihood of the revenue targets being met. In the event that compensation expense is recognized and the revenue targets are not met, the previously recognized compensation expense is reversed. The following table summarizes the fair value of contingent compensation recognized and settled during the periods presented, and the liability balances as of the periods presented:

	Equilibrium (a)	Predata	Forge (b)	FrontierView (c)	Total
Contingent compensation recognized during 2021	$861	$504	$260	$93	$1,718
Contingent compensation settled in 2021	(150)	—	—	—	(150)

Contingent compensation liability as of December 31, 2021	711	504	260	93	1,568
Contingent compensation recognized	(485)	—	170	1,588	1,273
Contingent compensation settled	—	—	(267)	(1,000)	(1,267)
Unearned contingent compensation reversal	(182)	(504)	(163)	(81)	(930)

Contingent compensation liability as of December 31, 2022	$44	$—	$—	$600	$644

(a)	Equilibrium contingent compensation consists of up to $4,000 in cash and 296,750 shares of the Company’s common stock.
(b)
Forge contingent compensation consists of an employee retention bonus in the amount of $422 and up to 457,015 shares of the Company’s common stock. These shares are subject to clawback based on the earnout provisions. As of June 30, 2022, Forge employees earned cash contingent compensation of $422, of which $267 was paid in the second quarter of 2022 and the remaining $155 was initially scheduled to be paid in the first quarter in 2023 but deemed cancelled and therefore reversed during the third quarter in 2022 due to the departure of the individual employee recipient.

(c)
Reflects the first contingent compensation threshold earned by the FrontierView employees as of March 31, 2022 that was settled through the payment of $1,000 in the second quarter of 2022. The second contingent compensation threshold is also for $1,000 and subject to FrontierView achieving previously agreed upon revenue targets.

Unaudited Pro Forma Financial Information
The unaudited pro forma financial information presented below summarizes the combined results of operations for the Company and the 2021 Acquisitions as though the companies were combined as of January 1, 2021.
The unaudited pro forma financial information for all periods presented includes, among other items, amortization charges from acquired intangible assets, retention and other compensation accounted for separately from purchase accounting, interest expense (including amortization of various discounts) on acquisition debt issued to the various sellers, the impacts of common stock issued to the various sellers, and the related tax effects, but excludes the impacts of any expected operational synergies. The unaudited pro forma financial information as presented below is for informational purposes only and is not necessarily indicative of the results of operations that would have been achieved had the 2021 Acquisitions been acquired on January 1, 2021.

The unaudited pro forma financial information for the year ended December 31, 2021 combine the historical results of the Company with the historical results of the 2021 Acquisitions for the period prior to the acquisition dates, and the effects of the pro forma adjustments discussed above. The unaudited pro forma financial information, in aggregate, is as follows:

Year Ended
December 31, 2021
Revenues:
Subscription	$88,323
Advisory, advertising, and other	11,376

Total revenues	99,699

Net loss	$(113,303)
Subscription revenue from the 2021 Acquisitions (excluding the deferred revenue haircut of $2,758) recognized by the Company during the year ended December 31, 2021 totaled $11,522. Advisory, advertising, and other revenue from the 2021 Acquisitions recognized by the Company during the year ended December 31, 2021 totaled $3,623. The 2021 Acquisitions did not have a material impact to the Company’s net loss during the year ended December 31, 2021. The 2022 Acquisitions did not have a material impact to the Company’s revenue and net loss during the year ended December 31, 2022.

DSAC
Business Combination
Note 2. Business Combination with DSAC
On July 29, 2022, Old FiscalNote and DSAC consummated the transactions contemplated by the Business Combination Agreement. In connection with the Closing, each share of preferred stock of Old FiscalNote was converted into common stock and, immediately thereafter, each share of common stock of Old FiscalNote that was issued and outstanding immediately prior to the effective time of the Business Combination (other than excluded shares as contemplated by the Business Combination Agreement) was canceled and converted into the right to receive approximately 1.187 shares (the “Exchange Ratio”) of New FiscalNote common stock. The shares of New FiscalNote common stock received as consideration by Tim Hwang,
Co-Founder
and Chief Executive Officer, and Gerald Yao,
Co-Founder,
Chief Strategy Officer, and Global Head of ESG (together with Mr. Hwang, the
“Co-Founders”),
are Class B shares, and entitle the
Co-Founders
or their permitted transferees to 25 votes per share until the earlier of (a) transfer by the holder(s) of New FiscalNote Class B common stock to any other person, except for specified trusts, retirement accounts, corporations or similar entities formed for financial or estate planning purposes and beneficially owned by the holders of New FiscalNote Class B common stock, (b) the death or incapacity of such holder(s) of New FiscalNote Class B common stock, (c) the date specified by an affirmative vote of a majority of the outstanding New FiscalNote Class B common stock, voting as a single class, (d) the date on which the outstanding shares of New FiscalNote Class B common stock represent less than 50% of the shares of New FiscalNote Class B common stock that were outstanding as of the Closing Date, or (e) the seven-year anniversary of the Closing Date.
At the Closing, each option to purchase Old FiscalNote’s common stock, whether vested or unvested, was assumed and converted into an option to purchase a number of shares of New FiscalNote Class A common stock in the manner set forth in the Business Combination Agreement. Each restricted stock unit of Old FiscalNote was assumed and converted into restricted stock units of New FiscalNote settling in a number of New FiscalNote Class A common stock in the manner set forth in the Business Combination Agreement.
Pursuant to the terms of the Business Combination Agreement, the holders of Old FiscalNote equity instruments outstanding immediately prior to the Closing Date will be entitled to receive their proportionate allocation of additional shares subject to achievement of certain conditions (see Note 11, Earnout Shares and RSUs).
In connection with the Closing, FiscalNote also entered into the $150.0 million new senior term loan facility (the “New Senior Term Loan”) with Runway Growth Finance Corp., ORIX Growth Capital, LLC, Clover Orochi LLC, and ACM ASOF VIII SaaS FinCo LLC (together the “New Senior Lenders”). The New Senior Term Loan was consummated simultaneously with the Closing.
The Company accounted for the Business Combination as a reverse recapitalization whereby Old FiscalNote was determined as the accounting acquirer and DSAC as the accounting acquiree. Refer to Note 1, Summary of Business and Significant Accounting Policies, for further details. Accordingly, the Business Combination was treated as the equivalent of Old FiscalNote issuing stock for the net assets of DSAC, accompanied by a recapitalization. The net assets of DSAC are stated at historical cost, with no goodwill or other intangible assets recorded.
Upon the closing of the Transactions and the New Senior Term Loan, the Company received total gross proceeds of $325.0 million, which consisted of $61.0 million from DSAC’s trust, $114.0 million from the backstop agreement with the sponsor of DSAC, and $150.0 million from the New Senior Term Loan. Such gross proceeds were offset by $45.2 million transaction costs, which principally consisted of advisory, legal and other professional fees, and were recorded in Additional
Paid-in
Capital, net of proceeds from the DSAC trust and $3.5 million of debt issuance costs paid out of the proceeds of the New Senior Term Loan on the Closing Date, of which $2.8 million was capitalized and $0.7 million included in the loss on debt extinguishment. Cumulative debt repayments, inclusive of accrued but unpaid interest, of $210.7 million were paid in conjunction with the close, which consisted of a $75.3 million repayment of the First Out Term Loan, $61.7 million repayment of the Last Out Term Loan, a $50.0 million payment used to retire the non-converting
portion of the Senior Secured Subordinated Promissory Note, a $16.3 million repayment of the 8090 FV Subordinated Promissory Note, and $7.4 million repayment of the 2021 Seller Notes.